Exhibit 10.1



     Note:  Following  is one copy of the Annual Stock  Option  Agreement  dated
April 24, 2002 between Federated Investors, Inc. and each of its three independent directors: Michael J. Farrell, James L. Murdy and Edward G. O'Connor. The three documents differ only in the name of the awardee.


                            FEDERATED INVESTORS, INC.
                          ANNUAL STOCK OPTION AGREEMENT

                              as of April 24, 2002


     The parties to this Agreement are Federated Investors, Inc. (the "Company"), a Pennsylvania corporation having its principal place of business in Pittsburgh, Pennsylvania, and, ___________, a non-employee director of the Company (the "Optionee").

     The Company desires to have the Optionee serve as a non-employee director of the Company and to provide the Optionee with an incentive to put forth maximum effort for the success of the business.

     The Company has adopted the Federated Investors, Inc. Stock Incentive Plan (the "Plan") to attract and retain highly competent non-employee directors and to provide an incentive in motivating such directors to achieve long-term corporate objectives. Under Section 10.2 of the Plan, each non-employee director who is continuing in office after the date of each annual meeting of the Company's shareholders is entitled to receive as of such annual meeting date an option (an "Annual Option") to purchase 2,250 shares of the Common Stock of the Company, no par value per share (the "Common Stock"). This Agreement sets forth the terms and conditions applicable to all Annual Options granted to the Optionee under the Plan on and after the date hereof. . Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings given to such terms in the Plan.

     Accordingly, in consideration of the premises and covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Number of Shares and Price. The Optionee's Annual Option for 2,250 shares of Common Stock is granted under the Plan as of the date first above written and has an exercise price of $______ (the Fair Market Value per share of the Common Stock on the date of grant). The Company shall notify the Optionee in writing of further grants of Annual Options under the Plan and the Date of Grant and exercise price of each such Annual Option. The Annual Options are not intended to qualify as incentive stock Annual Options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Term and Exercise. Each Annual Option shall have a term beginning on the Date of Grant of such Annual Option and ending on the tenth anniversary of such Date of Grant, subject to earlier termination as set forth in Section 3 (the "Expiration Date"). Subject to the provisions of Section 3, each Annual Option shall vest and become exercisable immediately.


     3. Exercise of Option Upon Termination of Service. In the event of the death or disability of Optionee, the Annual Options shall be exercisable only within the twelve (12) months next succeeding the date of death or disability and only if and to the extent that the Optionee was entitled to exercise the Annual Options at the date of the Optionee's death or disability, as the case may be. If an Optionee's service with the Corporation terminates due to retirement all vested Annual Options may be exercised by the Optionee for a period of ten (10) years from the date of grant; provided, however, that in the event of the death of a retired Optionee, the Annual Options shall be exercisable only within the twelve (12) months next succeeding the date of death. If an Optionee's service with the Company terminates for any reason other than retirement, death or disability, the Annual Options shall be exercisable for thirty (30) days after the date of such termination and only if and to the extent the Optionee was entitled to exercise the Annual Options at the date of such termination. In the case of death, such Annual Options shall be exercisable only by the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the Annual Options shall pass by the Optionee's will or the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Option be exercisable more than ten (10) years after the date of grant. For purposes of this Agreement, "Disability" means any physical or mental injury or disease of a permanent nature, which renders
Optionee incapable of meeting the requirements of service as an Optionee performed by Optionee immediately prior to the commencement of such disability. The determination of whether an Optionee is disabled shall be made by the Committee in its sole and absolute discretion.

     4. Exercise Procedures. Annual Options may be exercised, in whole or in part, by the Optionee by delivering to the Company a Notice in the form set forth as Exhibit A hereto, together with the exercise price for such Annual Options payable in U.S. dollars, in cash or by check payable to the order of the Company.

            5.    Miscellaneous.
                  -------------

     (a) In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, thereafter the number of shares subject to the outstanding Annual Options granted hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change in corporate structure, provided that the number of shares shall always be a whole number, and the exercise price per share of the outstanding Annual Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased. Any such adjustment by the Board shall be final and binding on Optionee.

     (b) Nothing contained in this Agreement shall be deemed to confer upon the Optionee, in his capacity as a holder of Annual Options, any right to prevent or to approve or vote upon any of the corporate actions described in Section 5(a). The existence of the Annual Options granted hereunder shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Class A Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (c) Whenever the term "the Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom Annual Options may be transferred by will or by the laws of descent and distribution, the term "the Optionee" shall be deemed to include such person or persons.

     (d) The Annual Options granted hereunder are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee's lifetime only by him or her. No assignment or transfer of the Annual Options granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by the operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Annual Options shall terminate and become of no further effect.

     (e) The Optionee shall not be deemed for any purpose to be a stockholder of the Company in respect of any shares as to which the Annual Options shall not have been exercised as herein provided.

     (f) Nothing in this Agreement shall confer upon the Optionee any right to continue as a director of the Company.

     (g) Nothing in this Agreement or otherwise shall obligate the Company to vest any of the Annual Options, to permit the Annual Options to be exercised other than in accordance with the terms hereof or to grant any waivers of the terms of this Agreement, regardless of what actions the Company, the Board or the Committee may take or waivers the Company, the Board or the Committee may grant under the terms of or with respect to any Annual Options now or hereafter granted to any other person or any other Annual Options granted to the Optionee.

     (h) Notwithstanding any other provision hereof, the Optionee shall not exercise the Annual Options granted hereunder, and the Company shall not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance of such shares would constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority, the terms of any credit agreement or other financing agreement to which the Company is then a party or by which it is bound. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the exercise of the Annual Options or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     (i) Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, however, that unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, Attention: Corporate Secretary, and all notices or communications by the Company to Optionee may be given to the Optionee personally or may be mailed to him or her.

     (j) This Agreement shall be governed by the laws of the State of Pennsylvania applicable to agreements made and performed wholly within the State of Pennsylvania (regardless of the laws that might otherwise govern under applicable conflicts of laws principles).

     (k) As used in this Agreement, unless the context otherwise requires (i) references to "Articles" or "Sections" are to articles or sections of this Agreement, (ii) "hereof", "herein", "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) references to any gender include references to all genders, (iv) "including" means including without limitation, and (v) headings of the various articles and sections are for convenience of reference only.

     (l) This Agreement sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Agreement, the Company makes no representations, warranties or covenants the Optionee with respect to this Agreement or its subject matter, including with respect to the current or future value of the shares subject to the Annual Options. Any modification, amendment or waiver to this Agreement will be effective only if it is in writing signed by the Company and the Optionee.

     The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of that or any other provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    FEDERATED INVESTORS, INC.


                                    By: __________________________


                                    OPTIONEE


                                    ------------------------------





                                      EXHIBIT A

                           EXERCISE OF STOCK OPTION


     Pursuant to the provisions of the Annual Stock Option Agreement entered into as of April 24, 2002 between Federated Investors, Inc. (the "Company") and _________________ Optionee (the "Agreement"), I hereby exercise the stock option granted under the terms of the Agreement to the extent of _____ shares of the Common Stock of the Company (the "Shares"). I deliver to the Company herewith the following in payment for the Shares:

            o     $_________ in cash

            o A check payable to Federated Investors, Inc. in the amount of

                  $-------------



Date: ______________________  ______________________________
                                          Optionee



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                                          Address



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                                    Social Security Number